Quarterly Holdings Report
for
Fidelity® International High Dividend ETF
January 31, 2023
IHD-NPRT1-0423
1.9885308.105
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 6.5%
BCE, Inc.	38,048	1,793,547
Orange SA	212,448	2,243,149
Telefonica SA	533,829	2,021,641
		6,058,337
Entertainment - 2.1%
Nintendo Co. Ltd.	46,700	2,019,974
Wireless Telecommunication Services - 2.1%
SoftBank Corp.	173,000	1,977,504
TOTAL COMMUNICATION SERVICES		10,055,815
CONSUMER DISCRETIONARY - 4.1%
Automobiles - 1.4%
Honda Motor Co. Ltd.	12,900	318,123
Mercedes-Benz Group AG (Germany)	5,592	413,888
Toyota Motor Corp.	41,535	605,722
		1,337,733
Hotels, Restaurants & Leisure - 0.6%
La Francaise des Jeux SAEM (a)	11,997	511,402
Household Durables - 0.8%
Iida Group Holdings Co. Ltd.	13,400	222,569
Persimmon PLC	11,572	201,158
Sekisui House Ltd.	14,900	280,825
		704,552
Multiline Retail - 0.4%
Wesfarmers Ltd.	10,244	358,395
Specialty Retail - 0.4%
Industria de Diseno Textil SA	12,731	395,715
Textiles, Apparel & Luxury Goods - 0.5%
Compagnie Financiere Richemont SA Series A	3,181	486,109
TOTAL CONSUMER DISCRETIONARY		3,793,906
CONSUMER STAPLES - 2.7%
Food & Staples Retailing - 0.6%
Carrefour SA	8,501	161,292
Koninklijke Ahold Delhaize NV	6,079	180,798
Woolworths Group Ltd.	8,602	218,695
		560,785
Food Products - 0.9%
Danone SA	3,372	184,243
Nestle SA (Reg. S)	5,186	629,263
		813,506
Personal Products - 0.4%
Haleon PLC (b)	18,304	73,067
Unilever PLC	6,056	306,311
		379,378
Tobacco - 0.8%
British American Tobacco PLC (United Kingdom)	6,010	229,070
Imperial Brands PLC	6,476	161,924
Japan Tobacco, Inc.	19,300	394,029
		785,023
TOTAL CONSUMER STAPLES		2,538,692
ENERGY - 14.1%
Oil, Gas & Consumable Fuels - 14.1%
BP PLC	436,889	2,629,300
Enbridge, Inc.	50,644	2,067,737
ENEOS Holdings, Inc.	395,900	1,410,134
Repsol SA	144,269	2,364,352
TC Energy Corp.	39,092	1,679,578
TotalEnergies SE	44,056	2,726,323
Woodside Energy Group Ltd.	11,441	292,325
		13,169,749
FINANCIALS - 27.1%
Banks - 13.8%
ANZ Group Holdings Ltd.	70,930	1,254,019
Bank of Nova Scotia	19,839	1,070,936
BNP Paribas SA	20,534	1,402,730
BOC Hong Kong (Holdings) Ltd.	322,500	1,125,256
Hang Seng Bank Ltd.	63,100	1,049,715
Mizuho Financial Group, Inc.	106,200	1,655,738
Royal Bank of Canada	16,021	1,634,818
Skandinaviska Enskilda Banken AB (A Shares)	88,659	1,068,247
Swedbank AB (A Shares)	61,824	1,183,359
Westpac Banking Corp.	90,629	1,514,800
		12,959,618
Capital Markets - 1.2%
Nomura Holdings, Inc.	287,700	1,145,313
Diversified Financial Services - 2.4%
Investor AB (B Shares)	61,113	1,181,132
M&G PLC	416,596	1,035,487
		2,216,619
Insurance - 9.7%
Allianz SE	6,265	1,491,459
ASR Nederland NV	22,614	1,065,410
AXA SA	43,509	1,352,143
Direct Line Insurance Group PLC	289,440	632,307
Great-West Lifeco, Inc.	32,658	863,717
Legal & General Group PLC	328,372	1,026,817
Manulife Financial Corp.	57,853	1,141,582
Zurich Insurance Group Ltd.	2,982	1,467,712
		9,041,147
TOTAL FINANCIALS		25,362,697
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 0.2%
Koninklijke Philips Electronics NV	7,584	130,270
Health Care Providers & Services - 0.2%
Sonic Healthcare Ltd.	9,727	216,453
Life Sciences Tools & Services - 0.2%
Lonza Group AG	236	133,470
Pharmaceuticals - 3.4%
AstraZeneca PLC (United Kingdom)	4,686	610,930
Euroapi SASU (b)	179	2,870
GSK PLC	14,529	254,599
Novartis AG	5,419	486,368
Orion Oyj (B Shares)	4,969	265,458
Otsuka Holdings Co. Ltd.	9,300	297,354
Roche Holding AG (participation certificate)	1,586	492,415
Sanofi SA	4,079	397,238
Takeda Pharmaceutical Co. Ltd.	13,000	408,858
		3,216,090
TOTAL HEALTH CARE		3,696,283
INDUSTRIALS - 10.1%
Aerospace & Defense - 0.7%
BAE Systems PLC	60,604	639,255
Construction & Engineering - 1.6%
ACS Actividades de Construccion y Servicios SA	17,769	523,748
Bouygues SA	14,312	470,037
Kajima Corp.	40,500	496,420
		1,490,205
Electrical Equipment - 1.3%
ABB Ltd. (Reg.)	14,483	500,501
Accelleron Industries Ltd. (b)	719	16,880
Schneider Electric SA	4,589	739,210
		1,256,591
Industrial Conglomerates - 1.2%
Jardine Matheson Holdings Ltd.	6,582	348,978
Siemens AG	4,961	769,930
		1,118,908
Machinery - 1.2%
Kone OYJ (B Shares)	8,050	437,485
Volvo AB (B Shares)	34,184	675,367
		1,112,852
Professional Services - 0.6%
RELX PLC (London Stock Exchange)	18,786	555,521
Road & Rail - 0.8%
Canadian National Railway Co.	6,251	741,959
Trading Companies & Distributors - 2.7%
Itochu Corp.	19,200	617,583
Mitsubishi Corp.	18,600	620,167
Mitsui & Co. Ltd.	23,800	699,112
Sumitomo Corp.	33,700	601,985
		2,538,847
TOTAL INDUSTRIALS		9,454,138
INFORMATION TECHNOLOGY - 1.6%
Communications Equipment - 0.1%
Ericsson (B Shares)	16,591	95,681
Electronic Equipment & Components - 0.3%
Venture Corp. Ltd.	18,300	257,023
Semiconductors & Semiconductor Equipment - 0.3%
BE Semiconductor Industries NV	2,113	149,806
Tokyo Electron Ltd.	500	173,671
		323,477
Software - 0.5%
Sage Group PLC	18,449	176,431
SAP SE	2,620	308,390
		484,821
Technology Hardware, Storage & Peripherals - 0.4%
Canon, Inc.	8,300	184,643
Seiko Epson Corp.	11,300	174,394
		359,037
TOTAL INFORMATION TECHNOLOGY		1,520,039
MATERIALS - 15.5%
Chemicals - 5.3%
BASF AG	28,177	1,603,525
Shin-Etsu Chemical Co. Ltd.	12,400	1,818,832
Yara International ASA	34,659	1,533,730
		4,956,087
Containers & Packaging - 1.5%
Smurfit Kappa Group PLC	34,590	1,443,679
Metals & Mining - 8.7%
Barrick Gold Corp. (Canada)	107,996	2,105,936
BHP Group Ltd.	63,395	2,205,868
Fortescue Metals Group Ltd.	91,720	1,437,382
Rio Tinto PLC	30,214	2,350,444
		8,099,630
TOTAL MATERIALS		14,499,396
UTILITIES - 9.8%
Electric Utilities - 9.8%
Emera, Inc.	46,585	1,849,645
Endesa SA	132,230	2,623,725
Enel SpA	413,661	2,421,942
Power Assets Holdings Ltd.	394,500	2,229,539
		9,124,851
TOTAL COMMON STOCKS (Cost $98,771,235)		93,215,566

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (c) (Cost $120,269)	120,245	120,269

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $98,891,504)	93,335,835
NET OTHER ASSETS (LIABILITIES) - 0.2% (d)	207,653
NET ASSETS - 100.0%	93,543,488

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	3	Mar 2023	317,850	18,658	18,658

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $511,402 or 0.5% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Includes $16,878 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	48,989	939,473	868,193	753	-	-	120,269	0.0%
Fidelity Securities Lending Cash Central Fund 4.38%	-	2,333,246	2,333,246	3,998	-	-	-	0.0%
Total	48,989	3,272,719	3,201,439	4,751	-	-	120,269

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.